SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 28, 2000

                          ARINCO COMPUTER SYSTEMS INC.
                          ----------------------------
               (Exact name of registrant as specified in charter)

New Mexico                         0-13347                   85-0272154
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(State or other                    (Commission               (IRS Employer
jurisdiction of                    File Number)              Identification No.)
incorporation)

20 Dayton Avenue, Greenwich, Connecticut                       06830
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(Address of principal executive offices)                     (Zip Code)

Registrant's telephone number, including area code:  (203) 661-6942
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Item 5. Other Events

On March 28, 2000 Arinco Computer Systems Inc. (the "Company") closed (the "Closing") the transactions contemplated by the Securities Purchase Agreement with Pangea Internet Advisors LLC ("Pangea") which was signed on March 9 (the "Agreement"). Pursuant to the Agreement, principals of Pangea and other investors identified by Pangea invested $40 million in newly-issued convertible preferred stock of the Company, representing approximately 97% of the issued and outstanding common stock of the Company on an as converted fully-diluted basis. The purchase price was $.25 per share of common stock calculated on an as converted basis. In addition, certain investors purchased five year warrants to purchase shares representing 20% of the Company's common stock on a fully-diluted basis. 20% of the warrants have an exercise price of $.25 per share, 30% have an exercise price of $.50 per share, 30% have an exercise price of $.75 per share and 20% have an exercise price of $1.00 per share.

Pursuant to the Agreement, four new directors, designated by Pangea, were elected to the Company's board of directors, and new officers were appointed, all effective as of the Closing. James Arias, the Company's previous sole director resigned, effective as of the Closing.

Because the Company's new management team also have responsibilities and management duties with respect to various entities, including FG II Management Company, LLC ("FG II") and other affiliates of Pangea, the Company entered into a Business Opportunity Allocation and Miscellaneous Services Agreement with Pangea to address the allocation of acquisition opportunities. Pangea on behalf of itself, FG II and its other affiliates will refer to the Company all opportunities for the Company to acquire interests in its target businesses where the Company's allocation is a minimum of $1,000,000 or where 50% of the amount of such opportunity could be acquired for no less than $500,000 and such an acquisition would give the Company primary control of the target business. If the opportunity is appropriate for both the Company and for Pangea, FG II or its other affiliates, then the opportunity will be allocated on an equitable basis which recognizes the Company's objective of not being classified as an investment company, but in any event, the Company will be allocated at least 50% of the opportunity.

Item 7. Financial Statements and Exhibits

        (c) Exhibits

                 Exhibit Number         Description
                 --------------         -----------
                      4.1               Certificate of Designations of
                                        Series B Convertible Preferred
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                                                                               3

                                        Stock of Arinco Computer Systems
                                        Inc.

                      4.2 Amendment to Certificate of Resignations of Series A Convertible Preferred Stock of Arinco Computer Systems Inc.

                     10.1 Securities Purchase Agreement, dated March 9, 2000, by and between Arinco Computer Systems Inc., Pangea Internet Advisors LLC and the purchasers listed on Schedule I attached thereto.

                     10.2 Registration Rights Agreement by and among Arinco Computer Systems Inc., Pangea Internet Advisors LLC and the persons party to the Securities Purchase Agreement, dated as of March 28, 2000.

                     10.3 Business Opportunity Allocation and Miscellaneous Services Agreement by and among Arinco Computer Systems Inc. and Pangea Internet Advisors LLC, dated as of March 28, 2000.

                     10.4 Employment Agreements entered into by and between Arinco Computer Systems Inc. and each of Cary S. Fitchey, William Avery, David M. Roberts, William P. O'Donnell and Frederick G. Noell.

                     10.5               Warrants for William Avery, Cary
                                        S. Fitchey, The Roberts Family Revocable
                                        Trust U/D/T dated December 15, 1997,
                                        David M. Roberts and Gail M. Simpson,
                                        Trustees, Roberts' Children Irrevocable
                                        Trust U/D/T dated October 21, 1996,
                                        Stephen H. Roberts, Trustee, and Turtle
                                        Holdings LLC.

                     99 Press Release of Arinco Computer Systems Inc. dated March 28, 2000.
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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    ARINCO COMPUTER SYSTEMS INC.


Date: March 28, 2000                By: /s/ Cary S. Fitchey
                                        -------------------
                                        Cary S. Fitchey
                                        President and Chief Executive Officer
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                                  Exhibit Index


                 Exhibit Number         Description
                 --------------         -----------
                      4.1               Certificate of Designations of
                                        Series B Convertible Preferred
                                        Stock of Arinco Computer Systems
                                        Inc.

                      4.2 Amendment to Certificate of Resignations of Series A Convertible Preferred Stock of Arinco Computer Systems Inc.

                     10.1 Securities Purchase Agreement, dated March 9, 2000, by and between Arinco Computer Systems Inc., Pangea Internet Advisors LLC and the purchasers listed on Schedule I attached thereto.

                     10.2 Registration Rights Agreement by and among Arinco Computer Systems Inc., Pangea Internet Advisors LLC and the persons party to the Securities Purchase Agreement, dated as of March 28, 2000.

                     10.3 Business Opportunity Allocation and Miscellaneous Services Agreement by and among Arinco Computer Systems Inc. and Pangea Internet Advisors LLC, dated as of March 28, 2000.

                     10.4               Employment Agreements entered into by
                                        and between Arinco Computer Systems Inc.
                                        and each of Cary S. Fitchey, William
                                        Avery, David M. Roberts, William P.
                                        O'Donnell and Frederick G. Noell.
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                                                                               6

                     10.5               Warrants for William Avery, Cary
                                        S. Fitchey, The Roberts Family Revocable
                                        Trust U/D/T dated December 15, 1997,
                                        David M. Roberts and Gail M. Simpson,
                                        Trustees, Roberts' Children Irrevocable
                                        Trust U/D/T dated October 21, 1996,
                                        Stephen H. Roberts, Trustee, and Turtle
                                        Holdings LLC.

                     99 Press Release of Arinco Computer Systems Inc. dated March 28, 2000.